UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2020

DD3 Acquisition Corp. II
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39767 (Commission File Number)	85-3244031 (I.R.S. Employer Identification No.)

Pedregal 24, 3rd Floor, Interior 300 Colonia Molino del Rey, Del. Miguel Hidalgo Mexico City, Mexico	11040
(Address of principal executive offices)	(Zip Code)

+52 (55) 4340-1269 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	DDMXU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	DDMX	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	DDMXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On December 7, 2020, the registration statement on Form S-1 (File No. 333-250212) relating to the initial public offering (the “IPO”) of DD3 Acquisition Corp. II (the “Company”) was declared effective by the U.S. Securities and Exchange Commission, and the Company subsequently filed, on December 8, 2020, a registration statement on Form S-1 (File No. 333-251190) pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), which was effective immediately upon filing (collectively, the “Registration Statement”).

On December 10, 2020, the Company consummated the IPO of 12,500,000 units (“Units”), including the issuance of 1,500,000 Units as a result of the underwriters’ partial exercise of their over-allotment option. Each Unit consists of one share of Class A common stock, par value $0.0001 per share (“Class A Common Stock”) and one-half of one redeemable warrant (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $125,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated December 7, 2020, between the Company and EarlyBirdCapital, Inc. (“EBC”), as representative of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

●	A Business Combination Marketing Agreement, dated December 7, 2020, between the Company and EBC, a copy of which is attached as Exhibit 1.2 hereto and incorporated herein by reference;

●	A Warrant Agreement, dated December 7, 2020, between the Company and Continental Stock Transfer & Trust Company (“Continental”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

●	A Letter Agreement, dated December 7, 2020, among the Company, DD3 Sponsor Group, LLC (the “Sponsor”), MG Partners Multi-Strategy Fund LP (“MG Partners”) and each of the officers, directors and initial stockholders of the Company, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

●	An Investment Management Trust Agreement, dated December 7, 2020, between the Company and Continental, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

●	A Registration Rights Agreement, dated December 7, 2020, among the Company, the Sponsor and certain securityholders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

●	A Stock Escrow Agreement, dated December 7, 2020, among the Company, Continental and certain securityholders, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

●	An Administrative Services Agreement, dated December 7, 2020, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference;

●	A Subscription Agreement for Private Units, dated December 7, 2020, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference;

●	A Subscription Agreement for Private Units, dated December 7, 2020, between the Company and MG Partners, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference; and

●	A Subscription Agreement for Private Units, dated November 17, 2020, among the Company and certain funds affiliated with Baron Capital Group, Inc. (collectively, the “Baron Funds”), a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

On December 10, 2020, simultaneously with the consummation of the IPO, the Company consummated the private placement (the “Private Placement”) of an aggregate of 370,000 units (the “Private Units”) at a price of $10.00 per Private Unit, to the Sponsor, MG Partners and the Baron Funds, generating total gross proceeds of $3,700,000. No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act. In the Private Placement, the Sponsor purchased 296,000 Private Units, MG Partners purchased 37,000 Private Units and the Baron Funds purchased an aggregate of 37,000 Private Units. The Private Units are identical to the Units, except that if held by the initial purchasers or any of their permitted transferees, the underlying warrants (i) may be exercised on a cashless basis and (ii) are not subject to redemption. If the Private Units are held by holders other than the initial purchasers or their permitted transferees, then the warrants included in the Private Units will be redeemable by the Company and exercisable by the holders on the same basis as the Warrants included in the Units sold in the IPO. In addition, the Private Units (and the securities underlying the Private Units) will, subject to certain limited exceptions, be subject to transfer restrictions until after the completion of the Company’s initial business combination.

On December 10, 2020, in connection with the underwriters’ partial exercise of their over-allotment option and waiver of the remaining portion of such option, simultaneously with the consummation of the IPO, the Sponsor forfeited an aggregate of 37,500 shares of Class B common stock, par value $0.0001 per share (“Founder Shares”), to the Company at no cost, so that the Company’s initial stockholders continue to own 20.0% of the Company’s issued and outstanding shares of common stock after the IPO (not including the shares of Class A Common Stock underlying the Private Units), and 3,125,000 Founder Shares remain outstanding.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of December 7, 2020, the following individuals were appointed to the board of directors of the Company: Dr. Guillermo Ortiz, Daniel Valdez, Pedro Solís Cámara and Luis Campos. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On December 7, 2020, the Company filed its amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware, which was effective the same day. Among other things, the Certificate of Incorporation authorizes the issuance of (a) up to 110,000,000 shares of common stock, including (i) 100,000,000 shares of Class A Common Stock and (ii) 10,000,000 shares of Class B common stock, par value $0.0001 per share, and (b) up to 1,000,000 shares of preferred stock, par value $0.0001 per share. The terms of the Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. The foregoing description of the Certificate of Incorporation is qualified in its entirety by reference to the full text of the Certificate of Incorporation, which is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01. Other Events.

A total of $125,000,000 of the net proceeds from the IPO and the Private Placement was placed in a trust account established for the benefit of the Company’s public stockholders (the “Trust Account”), with Continental acting as trustee. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its income or other tax obligations, none of the funds held in the Trust Account will be released from the Trust Account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the conversion of any shares of Class A Common Stock included in the Units sold in the IPO (“public shares”) in connection with a stockholder vote to amend the Certificate of Incorporation (A) to modify the substance or timing of the Company’s obligations with respect to conversion rights as described in the Registration Statement or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity and (iii) the Company’s redemption of 100% of the outstanding public shares if the Company has not completed a business combination in the required time period.

On December 7, 2020, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated December 7, 2020, between the Company and EarlyBirdCapital, Inc.

1.2	Business Combination Marketing Agreement, dated December 7, 2020, between the Company and EarlyBirdCapital, Inc.

3.1	Amended and Restated Certificate of Incorporation of the Company

4.1	Warrant Agreement, dated December 7, 2020, between the Company and Continental Stock Transfer & Trust Company

10.1	Letter Agreement, dated December 7, 2020, among the Company, DD3 Sponsor Group, LLC, MG Partners Multi-Strategy Fund LP and each of the officers, directors and initial stockholders of the Company

10.2	Investment Management Trust Agreement, dated December 7, 2020, between the Company and Continental Stock Transfer & Trust Company

10.3	Registration Rights Agreement, dated December 7, 2020, among the Company, DD3 Sponsor Group, LLC and certain securityholders

10.4	Stock Escrow Agreement, dated December 7, 2020, among the Company, Continental Stock Transfer & Trust Company and certain securityholders

10.5	Administrative Services Agreement, dated December 7, 2020, between the Company and DD3 Sponsor Group, LLC

10.6	Subscription Agreement for Private Units, dated December 7, 2020, between the Company and DD3 Sponsor Group, LLC

10.7	Subscription Agreement for Private Units, dated December 7, 2020, between the Company and MG Partners Multi-Strategy Fund LP

10.8	Subscription Agreement for Private Units, dated November 17, 2020, among the Company, Baron Global Advantage Fund, Baron Emerging Markets Fund and Destinations International Equity Fund

99.1	Press release, dated December 7, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DD3 ACQUISITION CORP. II

By:	/s/ Martin Werner
Name: Martin Werner
Title: Chief Executive Officer

Date: December 11, 2020

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